                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) June 27, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On June 27, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended May 31, 2005, which are attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  July 7, 2005                    By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #84, Series 1998-1
               made available on June 27, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #84

20.2           Monthly Servicer and Settlement Certificate #59, Series 2000-1
               made available on June 27, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #59

20.3           Monthly Servicer and Settlement Certificate #23, Series 2003-1
               made available on June 27, 2005

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #23

20.4           Monthly Servicer and Settlement Certificate #12, Series 2004-1
               made available on June 27, 2005

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #12

20.4 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #4

20.5           Dealer Note Master Trust Series Data for the June 27, 2005
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 84
                                                   DEALER NOTE MASTER TRUST
                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1  Supplement  dated as of  July 17, 1998  (the "Supplement") by and among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust  Trustee") to the Pooling and  Servicing  Agreement  dated as of June 8, 1995 (as  amended  and  supplemented, the  "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee and The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust   Trustee  is
required to prepare certain information each month regarding  current distributions to certain  accounts and  payments to  Series
1998-1 Certificateholders as well as the performance of the Master Trust during the  previous month.  The  information  which  is required to be prepared  with respect to the  Distribution  Date of June 27, 2005, the  Transfer Date  of June 24, 2005 and  with respect to  the  performance of the  Master  Trust during the Due Period ended on May 31, 2005 and the  Distribution Period ended
June 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings  assigned to such terms in the  Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                       94,234.14

    3.2 The amount of ITEC Finance Charges for the Due Period                                    4,078,369.39

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period          1,256,157,203.96

    3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            357,395,136.06

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           505,222,431.57
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                       1,095,324.35

    3.8 The average daily Master Trust Seller's Interest during the Due Period                 188,590,645.16

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                  168,820,000.00

   3.10 The aggregate amount of Collections for the Due Period                                 381,338,526.29

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                    7,951,439.51

   3.12 The aggregate amount of Principal Collections for the Due Period                       373,387,086.78

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                 0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            1,314,389,228.38

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                       15,991,950.72

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the            15,870,771.62
               end of the Due Period
        b.  Description of each Eligible Investment:                                   JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            2.85%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                         21,012,829.27

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)       Chicago International
        ii)      Nalley Motor Trucks
        iii)     Midwest Transit Equipment
        iv)      Wolfington Body Company
        v)       Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                       0.06%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                         102,077.21

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                         101,829.46
        b.  Description of each Eligible Investment:                                   JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                            2.85%
        d.  The rating of each such Eligible Investment                                              AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                       100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                    0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                              31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                               2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                  2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                               0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                              0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                           1,223,037.73

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                      41,127,709.71

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                               0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                   0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                       1,031,020.81

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                          34,670,659.29

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                           1,056,724.04

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                                   0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                            0.00

   4.17 The Seller's Percentage for the Due Period                                                     15.70%

   4.18 The Excess Seller's Percentage for the Due Period                                               0.55%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                       6,457,050.43

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                             221,981.35

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                           6,230,848.02

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                             226,202.40

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                               0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                      37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                                 15.38%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                     84.30%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                              0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                               738,202.87

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                 0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                               596,178.00

   4.31 The Draw Amount as of the Transfer Date                                                          0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                    0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                     0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                             142,024.87

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                       0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                            2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                               0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each such Eligible Investment                         _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                               0.00
        b.  Description of each Eligible Investment:                                                       NA
        c.  The rate of interest applicable to each such Eligible Investment                         _______%
        d.  The rating of each such Eligible Investment                                                    NA

   4.39 The amount of Excess Interest Collections for the Due Period                               318,521.17

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                               0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                             0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                               12,191,306.16

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                            See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                          6,230,848.02

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                                   0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                                 0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                                    0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                         0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                  0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                      Exhibit 20.1(A)
                                                      Series 1998 - 1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

      Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                      ----------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                                                  NO
                                                                                                                      ----------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                                            NO
                                                                                                                      ----------

                                          2 Months Past :      3.33%
                                          1 Month Past :       3.78%
                                          Current Month :      3.50%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?                                                                                   NO
                                                                                                                      ----------

                      Master Trust Seller's Interest :     $ 194,260,000.00

             Master Trust Minimum Seller's Interest :      $ 194,260,000.00

         (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                      ----------

                       Turnover Ratio :       3.86

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                      ----------

              Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                         EXHIBIT 20.2

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 59
                                                   DEALER NOTE MASTER TRUST
                                                           DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                          SERIES 2000-1

Under the  Series 2000-1 Supplement  dated as of  July 28, 2000 (the "Supplement") by and  among  Navistar Financial Corporation,
("NFC"), Navistar  Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated  as  of June 8, 1995 (as amended  and  supplemented, the "Agreement") by and among
NFC, NFSC, the  Master  Trust  Trustee  and  The  Chase  Manhattan  Bank, as  1990  Trust  Trustee,  the  Master Trust Trustee is
required to  prepare  certain  information  each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as  well  as the  performance of the Master Trust during the previous month.  The information which is required to be  prepared  with respect to the  Distribution  Date of  June 27, 2005, the  Transfer Date of June 24, 2005 and with respect to the  performance of the  Master  Trust  during the Due  Period ended on May 31, 2005 and the Distribution Period ended
June 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise  defined  herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                     94,234.14

    3.2 The amount of ITEC Finance Charges for the Due Period                                  4,078,369.39

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period        1,256,157,203.96

    3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          357,395,136.06

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         505,222,431.57
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                     1,095,324.35

    3.8 The average daily Master Trust Seller's Interest during the Due Period               188,590,645.16

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                              168,820,000.00

   3.10 The aggregate amount of Collections for the Due Period                               381,338,526.29

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                  7,951,439.51

   3.12 The aggregate amount of Principal Collections for the Due Period                     373,387,086.78

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                               0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          1,314,389,228.38

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                     15,991,950.72

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the          15,870,771.62
               end of the Due Period
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                          2.85%
        d.  The rating of each such Eligible Investment                                            AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                       21,012,829.27

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Chicago International
        ii)     Nalley Motor Trucks
        iii)    Midwest Transit Equipment
        iv)     Wolfington Body Company
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                     0.06%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                       59,655,766.02

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                       102,077.21

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                       101,829.46
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                          2.85%
        d.  The rating of each such Eligible Investment                                            AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                     100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                  0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                                     0.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                                     0.00

    4.3 The Projected Spread for the following Distribution Period                                     0.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                        0.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                             0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                        0.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                            0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                         1,223,461.30

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                    41,141,953.16

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                             0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                 0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                     1,092,917.98

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                        36,752,106.76

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                         1,550,890.66

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                                 0.00

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                          0.00

   4.17 The Seller's Percentage for the Due Period                                                   10.67%

   4.18 The Excess Seller's Percentage for the Due Period                                             1.35%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                     4,389,846.40

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                           150,730.43

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                         3,834,430.03

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                           555,416.37

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                   106,000,000.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                             0.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                               15.39%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                   89.33%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                           89.33%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                         212,803,290.00

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                     212,000,000.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                             652,738.68

   4.31 The Draw Amount as of the Transfer Date                                                        0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                  0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                   0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                           150,551.32

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                     0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                                  0.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                   212,000,000.00
        b.  Description of each Eligible Investment:                              JPMorgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                          2.85%
        d.  The rating of each such Eligible Investment                                            AAAm/Aaa

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                             0.00
        b.  Description of each Eligible Investment:                                                     NA
        c.  The rate of interest applicable to each such Eligible Investment                       _______%
        d.  The rating of each such Eligible Investment                                                  NA

   4.39 The amount of Excess Interest Collections for the Due Period                             747,600.66

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                    69,247,893.24

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                           0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                      0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                          See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                        3,834,430.03

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                                 0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                               0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                         69,247,893.24

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                       0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                        0.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                          754,707.54
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                              200,000,000.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                              612,678.00

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                        0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                            0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                        0.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                           48,582.45
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                               12,000,000.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                               40,060.68

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                        0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                            0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.2(A)
                                                    Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.33%
                                             1 Month Past :       3.78%
                                             Current Month :      3.50%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 194,260,000.00

                Master Trust Minimum Seller's Interest :      $ 194,260,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                          Turnover Ratio :       3.86

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
                                                                                                                         ----------

               Balance of all Dealer Notes?

           Used Financed Vehicle Ratio :         4.52%

====================================================================================================================================

                                                           EXHIBIT 20.3

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 23
                                                     DEALER NOTE MASTER TRUST
                                                            DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                          SERIES 2003-1

Under the Series  2003-1  Supplement  dated as of July 10, 2003 (the "Supplement") by and among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling and  Servicing  Agreement  dated as of June 8, 1995 (as amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee  and The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee is
required to  prepare  certain  information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders  as well as the  performance of the Master Trust during the previous month.  The information which is required  to be  prepared  with  respect to the  Distribution Date of June 27, 2005, the Transfer Date of June 24, 2005 and with respect to the  performance of the  Master  Trust  during the Due Period ended on May 31, 2005 and the Distribution Period ended
June 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the  meanings assigned to such  terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                      94,234.14

     3.2 The amount of ITEC Finance Charges for the Due Period                                   4,078,369.39

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period         1,256,157,203.96

     3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           357,395,136.06

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          505,222,431.57
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                      1,095,324.35

     3.8 The average daily Master Trust Seller's Interest during the Due Period                188,590,645.16

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)          168,820,000.00

    3.10 The aggregate amount of Collections for the Due Period                                381,338,526.29

    3.11 The aggregate amount of Finance Charge Collections for the Due Period                   7,951,439.51

    3.12 The aggregate amount of Principal Collections for the Due Period                      373,387,086.78

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period           1,314,389,228.38

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      15,991,950.72

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as of the           15,870,771.62
              end of the Due Period
         b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           2.85%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                        21,012,829.27

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Chicago International
         ii)     Nalley Motor Trucks
         iii)    Midwest Transit Equipment
         iv)     Wolfington Body Company
         v)      Lee Smith Inc.

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days) as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                      0.06%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                        59,655,766.02

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the Master Trust Certificateholders.                        102,077.21

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        101,829.46
         b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           2.85%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                        100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                              2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                 2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                              0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                             0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                          1,223,461.30

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     41,141,953.16

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                              0.00

    4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
         the Due Period                                                                                  0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                      1,092,917.98

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                         36,752,106.76

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                          1,118,977.19

    4.15 The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                                                  0.00

    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                           0.00

    4.17 The Seller's Percentage for the Due Period                                                    10.67%

    4.18 The Excess Seller's Percentage for the Due Period                                             1.35%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                      4,389,846.40

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                            150,730.43

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                          3,834,430.03

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                            555,416.37

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                              0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                     25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for
         the Due Period                                                                                15.39%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                    89.33%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                             0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                              819,606.67

    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                                              669,055.35

    4.31 The Draw Amount as of the Transfer Date                                                         0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                   0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                    0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                            150,551.32

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                           2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                              0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such Eligible Investment                        _______%
         d.  The rating of each such Eligible Investment                                                   NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                              0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such Eligible Investment                        _______%
         d.  The rating of each such Eligible Investment                                                   NA

    4.39 The amount of Excess Interest Collections for the Due Period                              299,370.52

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                              0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                            0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                              12,923,209.27

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                           See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                         3,834,430.03

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                                  0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                                0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                                   0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                        0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                           763,874.21
         the Investor Interest Payment

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                         0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                               621,844.67

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                         0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                             0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                                12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates
         on the Distribution Date - includes Investor Servicing Fee plus                            55,732.45
         the Investor Interest Payment

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                         0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                                47,210.68

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                         0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                             0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            Exhibit 20.3(A)
                                                           Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.33%
                                             1 Month Past :       3.78%
                                             Current Month :      3.50%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 194,260,000.00

                Master Trust Minimum Seller's Interest :      $ 194,260,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                          Turnover Ratio :       3.86

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
                                                                                                                         ----------

               Balance of all Dealer Notes?

           Used Financed Vehicle Ratio :         4.52%

====================================================================================================================================

                                                              EXHIBIT 20.4

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 12
                                                       DEALER NOTE MASTER TRUST
                                                              DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                            SERIES 2004-1

Under the  Series 2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by and  among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as  trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement dated  as of June 8, 1995 (as  amended and  supplemented, the "Agreement") by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding
current  distributions  to certain  accounts and  payments to the   Series  2004-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution
Date of June 27, 2005, the Transfer Date of June 24, 2005 and with respect to the performance of the Master Trust  during the Due
Period ended on May 31, 2005 and the  Distribution Period ended June 25, 2005 is set forth below.  Certain of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized  terms used but not  otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                                        94,234.14

  3.2 The amount of ITEC Finance Charges for the Due Period                                     4,078,369.39

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period           1,256,157,203.96

  3.4 The total amount of Advance Reimbursements for the Due Period                                     0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period             357,395,136.06

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust            505,222,431.57
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                        1,095,324.35

  3.8 The average daily Master Trust Seller's Interest during the Due Period                  188,590,645.16

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)                   168,820,000.00

 3.10 The aggregate amount of Collections for the Due Period                                  381,338,526.29

 3.11 The aggregate amount of Finance Charge Collections for the Due Period                     7,951,439.51

 3.12 The aggregate amount of Principal Collections for the Due Period                        373,387,086.78

 3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                  0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             1,314,389,228.38

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                        15,991,950.72

 3.16 Eligible Investments in the Excess Funding Account:
      a.  The aggregate amount of funds invested in Eligible Investments as of the             15,870,771.62
           end of the Due Period
      b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment                             2.85%
      d.  The rating of each such Eligible Investment                                               AAAm/Aaa

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
      as of the end of the Due Period                                                          21,012,829.27

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
      i)      Chicago International
      ii)     Nalley Motor Trucks
      iii)    Midwest Transit Equipment
      iv)     Wolfington Body Company
      v)      Lee Smith Inc.

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding,
      as of the end of the Due Period                                                                  0.06%

 3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
      as of the end of the Due Period                                                          59,655,766.02

 3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
      Account as of the end of the last day of the Due Period (after giving effect to
      the transactions set forth in Article IV of the Supplement)                                 102,077.21

 3.22 Eligible Investments in the Servicer Transition Fee Account:
      a.  The aggregate amount of funds invested in Eligible Investments                          101,829.46
      b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
      c.  The rate of interest applicable to each such Eligible Investment                             2.85%
      d.  The rating of each such Eligible Investment                                               AAAm/Aaa

 3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
      Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
      Distribution Date)                                                                          100,000.00

  4.0 Series 2004-1 Information.

  4.1 The Invested Amount as of the Distribution
      Date (after giving effect to the transactions set forth
      in Article IV of the Supplement and to the
      payments made on the Distribution Date)                                                 424,000,000.00

  4.2 The Adjusted Invested Amount as of the Distribution
      Date (after giving effect to the transactions set forth
      in Article IV of the Supplement and to the
      payments made on the Distribution Date)                                                 462,160,000.00

  4.3 The amount of Seller's Invested Amount
       for the Due Period                                                                    $194,260,000.00

  4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
       for the Due Period                                                                               0.00

  4.5 The amount of Series Allocable Finance Charge
      Collections for the Due Period                                                            2,446,922.59

  4.6 The amount of Series Allocable Principal Collections
      for the Due Period                                                                       82,283,906.31

  4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
      the Due Period                                                                                    0.00

  4.8 The amount of Noteholder Available Interest Amounts
      for the Due Period                                                                        2,185,835.95

  4.9 The amount of Noteholder Available Principal Amounts for
      the Due Period                                                                           73,504,608.54

 4.10 The aggregate amount of the Principal
      Shortfall, if any, for the Due Period                                                             0.00

 4.11 The aggregate amount of Seller Interest Amounts
      for the Due Period                                                                          261,086.64

 4.12 The aggregate amount of Seller's Principal Amounts
      for the Due Period                                                                        8,779,692.80

 4.13 The Reassignment Amount as of the Transfer Date                                         424,000,000.00

 4.14 The Minimum Series Seller's
      Invested Amount as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV
      of the Supplement)                                                                       50,880,000.00

 4.15 The Minimum Seller's
      Invested Amount as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV
      of the Supplement)                                                                                0.00

 4.16 The Minimum Series Seller's
      Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV
      of the Supplement)                                                                       50,880,000.00

 4.17 The Series Allocation Percentage with respect to Series 2004-1 for
      the Due Period                                                                                  30.77%

 4.18 The Noteholder Floating Allocation Percentage for the
      Due Period                                                                                      89.33%

 4.19 The Noteholder Principal Allocation Percentage, if applicable,
      for the Due Period                                                                              89.33%

 4.20 The total amount to be distributed on the Series
      2004-1 Certificates on the Distribution Date                                              1,573,946.65

 4.21 The total amount, if any, to be distributed on the Series
      2004-1 Certificates on the Distribution Date
      allocable to the Invested Amount                                                                  0.00

 4.22 The total amount, if any, to be distributed on
      the Series 2004-1 Certificates on the Distribution
      Date allocable to interest on the Series 2004-1
      Certificates                                                                              1,272,844.02

 4.23 The amount of the Investor Servicing Fee to be
      paid on such Distribution Date                                                              301,102.63

 4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
      for the Due Period                                                                           45,705.70

 4.25 The amount of Excess Interest Collections for the Due Period                                657,595.01

 4.26 The amount of Excess Interest Collections for the
      Due Period allocated to other Series                                                              0.00

 4.27 The amount of Noteholder Available Principal Amounts treated
      as Shared Principal Collections and allocated to other Series for the Due Period         25,846,418.54

 4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
      for the Due Period                                                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                         NOTE STATEMENT
                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 12
                                         NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                      SERIES 2004-1 NOTES

Under the  Series  2004-1  Indenture  Supplement  dated  as  of  June 10, 2004 (the "Indenture Supplement") by and
among the  Navistar  Financial  Dealer  Note  Master  Owner  Trust (the "Master  Owner Trust") and The Bank of New
York, as  trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month  regarding  current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the  Master  Owner  Trust  during  the  previous  month.  The  information  which is required to be
prepared  with  respect  to  the  Payment  Date  of   June 27, 2005,  the Transfer Date of  June 24, 2005 and with respect  to  the  performance  of the  Master  Owner  Trust  during  the Due  Period ended on May 31, 2005 and the
Distribution Period ended on June 25, 2005 is  set  forth  below. Certain of the  information is  presented on the basis of an  original  principal  amount of $1,000 per Note.  Certain  other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined  herein shall have the meanings assigned to such terms in the Indenture Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                        212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                              0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
       and to payments made on the Payment Date).                                             231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                         19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date      19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                         0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                     0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                              1,092,917.98

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                            36,752,304.27

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                   0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                  1,118,780.89

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                36,752,304.27

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                      0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                  25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                       0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                               0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                          212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                  25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                         0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                              0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                       50.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                          50.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date              815,075.89

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                               0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
       allocable to interest on the Series 2004-1 Notes                                           646,542.01

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                 168,533.88

5.24.1 Series 2004-1 Investment Income                                                             19,842.79

5.24.2 Series 2004-1 Principal Funding Account investment income                                        0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                           0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                         0.00

5.24.5 Series 2004-1 Spread Account investment income                                               6,020.12

  5.25 Series Excess Available Interest Amounts for the Due Period                                303,705.00

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                  0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                         0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of Notes to
       Series 2004-1 for the Due Period                                                                 0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
        Certificate for the Due Period                                                         25,846,418.54

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                               0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                               1.23%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                   0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                              0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                     See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                                2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date            2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                          0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                          0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                     0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                          0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                   200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                   200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                    603,511.33

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                            0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                    603,511.33

   7.6 Class A Monthly Interest for the Interest Period                                           603,511.33

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                           12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                    12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                     43,030.68

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                       0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                     43,030.68

   8.6 Class B Monthly Interest for the Interest Period                                            43,030.68

------------------------------------------------------------------------------------------------------------------------------------

                                                       NOTE STATEMENT
                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 4
                                    NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                     SERIES 2005-1 NOTES

Under the Series 2005-1  Indenture  Supplement  dated as of February 28, 2005 (the "Indenture Supplement") by and
among the Navistar  Financial  Dealer  Note  Master  Owner  Trust (the "Master  Owner Trust") and The Bank of New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain  accounts and payments on the Series 2005-1 Notes as well as the performance of the  Master  Owner  Trust  during  the  previous  month.  The  information which is required to be prepared with respect to the Payment Date of June 27, 2005,  the Transfer Date of June 24, 2005 and with respect to the performance of the Master Owner Trust during the Due Period  ended on  May 31, 2005 and the  Distribution
Period ended on June 25, 2005 is set forth below.  Certain of the  information  is  presented on the basis of an original  principal  amount of $1,000 per Note.  Certain  other  information is presented based on the aggregate amounts for the  Master  Owner  Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

    5 Series 2005-1 Notes Information

  5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
      Indenture Supplement and to payments made on the Payment Date).                       212,000,000.00

      Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
      Liquidation Amount, if any, as of the Transfer Date                                             0.00

  5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement
      and to payments made on the Payment Date).                                            231,080,000.00

  5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture
      Supplement and to payments made on the Payment Date).                                  19,080,000.00

      Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date     19,080,000.00

      Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
      Overcollateralization Amount Deficiency, if any, as of the Transfer Date                        0.00

  5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                    0.00

  5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                             1,092,917.98

  5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                           36,752,304.27

  5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
      the Due Period                                                                                  0.00

  5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                 1,118,123.39

  5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period               36,752,304.27

 5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                     0.00

 5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                 25,440,000.00

 5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                      0.00

 5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
      for the Due Period                                                                              0.00

 5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
      Transfer Date                                                                         212,000,000.00

 5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                 25,440,000.00

 5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                        0.00

 5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                             0.00

 5.18 Series Variable Allocation Percentage for the Due Period                                      50.00%

 5.19 Series Fixed Allocation Percentage for the Due Period                                         50.00%

 5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date             794,835.89

 5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
      Date allocable to the Outstanding Principal Amount                                              0.00

 5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date
      allocable to interest on the Series 2005-1 Notes                                          626,302.01

 5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                168,533.88

5.24.1Series 2005-1 Investment Income                                                            19,842.79

5.24.2Series 2005-1 Principal Funding Account investment income                                       0.00

5.24.3Series 2005-1 Negative Carry Account investment income                                          0.00

5.24.4Series 2005-1 Interest Funding Account investment income                                        0.00

5.24.5Series 2005-1 Spread Account investment income                                              5,362.62

 5.25 Series Excess Available Interest Amounts for the Due Period                               323,287.50

 5.26 Excess Available Interest Amounts for the Due Period allocated to other
      Series of Notes                                                                                 0.00

 5.27 Excess Available Interest Amounts for the Due Period allocated to Series                        0.00
      of Investor Certificates

 5.28 Excess Available Principal Collections allocated from other series of Notes to
      Series 2005-1 for the Due Period                                                                0.00

 5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
      Certificate for the Due Period                                                         25,846,418.54

 5.30 Amount of Excess Available Principal Collections allocated to other
      Series of Notes for the Due Period                                                              0.00

 5.31 Cash Collateral Percentage as of the Transfer Date                                             1.23%

 5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                  0.00

 5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                             0.00

 5.34 Certain amounts and calculations referenced in the definition of Early
      Redemption Event.                                                                    See Exhibit "A"

    6 Account Information

  6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
      to all withdrawals and deposits made on such Payment Date                               2,650,000.00

      Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
      after giving effect to all withdrawals and deposits made on such Payment Date           2,650,000.00

  6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                         0.00

  6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                         0.00

      Series 2005-1 Required Negative Carry Account Balance, if any, as of the
      Payment Date after giving effect to all withdrawals and deposits made on such
      Payment Date                                                                                    0.00

  6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                         0.00

    7 Class A Notes Information

  7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                  200,000,000.00

  7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                  200,000,000.00

  7.3 Total amount to be distributed on the Class A Notes on the Payment Date                   587,011.33

  7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
      allocable to the Class A Outstanding Principal Amount                                           0.00

  7.5 Total amount to be distributed on the Class A Notes on the Payment Date
      allocable interest on the Class A Notes                                                   587,011.33

  7.6 Class A Monthly Interest for the Interest Period                                          587,011.33

    8 Class B Notes Information

  8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
      to the transactions made on such Payment Date                                          12,000,000.00

  8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                   12,000,000.00

  8.3 Total amount to be distributed on the Class B Notes on the Payment Date                    39,290.68

  8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
      Date allocable to the Class B Outstanding Principal Amount                                      0.00

  8.5 Total amount to be distributed on the Class B Notes on the Payment Date
      allocable interest on the Class B Notes                                                    39,290.68

  8.6 Class B Monthly Interest for the Interest Period                                           39,290.68

------------------------------------------------------------------------------------------------------------------------------------

                                                            Exhibit 20.4(A)
                                                          Series 2004-1 Notes

5.34     The  percentages  and all other  information  calculated pursuant to the
         Definition at  Early  Redemption  Events as specified in Section 1.01 of
         The Series 2004-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
Servicing Agreement, as supplemented  by the Series  Supplement, plus  each of the following:

(A)      failure  on the  part  of the Seller (i) to  make  any  payment, distribution or deposit  required under  the  Pooling and Servicing Agreement or the Series
              Supplement  within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1    __No__
              Noteholders  and  which  continues  unremedied for a period of 60 days after written  notice of such  failure shall  have been given to the Seller by the
              Indenture  Trustee or to the  Seller and the Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation  or  warranty made  by the  Seller  pursuant  to  the  Pooling and  Servicing  Agreement or any  information  contained  in the schedule of
              Dealer  Notes  delivered  thereunder or the Series Supplement shall prove to have been  incorrect  in  any  material respect when made or when delivered, which  representation, warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty or  schedule  to be incorrect, continues  to  be  incorrect  or  uncured in any material respect
              for  a  period of 60  days after written notice of such incorrectness shall        __No__
              have been given to the Seller by the Indenture  Trustee or to the  Seller and
              the  Indenture  Trustee  by any  Holder of the Series  2004-1 Notes  and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and  adversely  affected,  provided,  however, that  an  Early  Redemption
              Event  shall  not  be  deemed  to occur if the  Seller  has  repurchased  the related  Dealer  Notes or all such  Dealer  Notes, if applicable, during such period  in  accordance  with  the  provisions of the  Pooling  and  Servicing
              Agreement;

(C)      any of  the  Seller,  ITEC,  NIC or  NFC  shall  file  a  petition  commencing a  voluntary  case  under  any  chapter of  the federal  bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment  or  composition  under  any  other  similar applicable federal  law,  or  shall  consent  to the filing of any such petition, answer or consent;  or  the  Seller,  ITEC,  NIC  or  NFC  shall  appoint,  or  consent to
              the  appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee,    __No__
              sequestrator  or other  similar  official  in  bankruptcy  or  insolvency  of it or  of  any  substantial  part  of  its  property;  or  the  Seller,  ITEC,  NIC or NFC  shall  make  an  assignment  for  the  benefit  of  creditors, or  shall admit  in writing its  inability to  pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of  the  Seller,  ITEC,  NIC or  NFC  shall have  been  entered  by  a  court  having  jurisdiction  in the  premises under any  chapter  of  the  federal  bankruptcy  laws, and  such  order  shall  have continued  undischarged  or  unstayed  for  a  period  of 120 days; or a decree or  order  by  a  court  having  jurisdiction  in  the premises shall have been
              entered  approving  as   properly  filed  a  petition  seeking  reorganization,
              arrangement,  adjustment,  or  composition  of  the  Seller,  ITEC, NIC or  NFC under  any  other  similar  applicable  federal  law, and  such decree or order
              shall  have  continued  undischarged  or  unstayed  for  a  period  of 120 days;    __No__
              or  a  decree  or  order  of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator  or other  similar  official in  bankruptcy  or  insolvency of the
              Seller,  ITEC,  NIC or  NFC  of  any  substantial  part  of  their property, or for  the  winding  up or liquidation of their affairs, shall have been entered, and  such  decree  or  order  shall  have  remained  in  force  undischarged or unstayed for a period of 120 days;

(E)      the Seller  shall  become  legally  unable for  any  reason to transfer Dealer Notes
              to the  Master  Trust in  accordance  with the  provisions  of the  Pooling and     __No__
              Servicing Agreement;

(F)      on any  Transfer  Date, after  giving  effect to  allocations  to  be  made  on that
               Transfer  Date (including  payments  to be  made on the related Payment Date), the  Series  2004-1  Target  Overcollateralization  Amount  exceeds  the
               Series  2004-1  Overcollateralization  Amount  by  more  than  the
               Series  2004-1  Overcollateralization  Amount  Shortfall  Trigger;  provided,
               however,  that  if  such  shortfall  was  caused  by  an Excess Cash Collateral    __No__
               Event,  the  Seller  shall  have  a  six  month  period  during which an Early
               Redemption  Event  shall  not  occur  if  the foregoing condition is satisfied by  calculating  the  Series  2004-1  Nominal  Liquidation  Amount  after subtracting  the  amount  on  deposit  in  the Series 2004-1 Principal Funding
               Account in respect of the Series 2004-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i)  which  would  have  a  material
              adverse  effect  on  the  Series  2004-1  Noteholders  and (ii) for  which  the     __No__
              Servicer has received a notice of termination;

(H)      on any  Determination  Date, as of  the last  day  of  the preceding Due Period, the aggregate  principal  balance  amount of Dealer Notes owned by the Master Trust relating to  used  vehicles  exceeds 25% of the  aggregate principal balance of
              Dealer  Notes  held  by  the  Master  Trust  on  that  last day;
              Aggregate  Principal  Dealer  Note  Balance  which  was advanced against
              Financed  Vehicles  which are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

               Used Financed Vehicle Ratio: 4.52%

(I)      on any  Determination  Date, the  quotient  of (i) the product  of (a) the sum of  Dealer  Note  Collections  for each of the related Due Period and the two immediately  preceding  Due Periods  and (b) four, divided  by (ii) the daily average  principal  amount of  Dealer  Notes  outstanding  during  such  Due
              Periods  ("Turnover")  is  less  than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:  3.86

(J)      the Series  2004-1  Outstanding  Principal  Amount  is  not  repaid  by  the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer  becomes  an "investment company"  within  the  meaning of the
              Investment  Company  Act of 1940, as  amended, and is  not  exempt  from            __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery  by  the  Seller  to  the  Master Trust Trustee of a notice stating
              that the Seller shall no  longer continue to sell Dealer Notes to the Master        __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of  three  consecutive  Determination Dates;
              Average Coverage Differential shall be equal to or less  than negative
              Two  percent (-2.00%) on  each  of  three  consecutive  Determination               __No__
              Dates?

                           2 Months Past:            3.33%
                           1 Month Past:             3.78%
                           Current Month:            3.50%

(O)      on any Determination  Date, the  quotient of (i) the  sum  of  Dealer  Note
             Losses for each of the related Due Period and the five immediately preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due  Period  and  the  five  immediately preceding  Due Periods, is  greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P)     at the end  of  any  Due  Period, the  Seller's  Invested  Amount  is reduced to an  amount  less  than  the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash  into the  Excess Funding Account, the Series 2004-1 Principal Funding
             Account or any other principal funding account  with  respect  to any other series in the amount of such deficiency within ten Business Days  following
             the end of such Due Period; provided, however,  that if such  deficiency was         __No__
             caused by an  Excess Cash  Collateral Event, the  Seller  shall  have a  six month  period  during  which  an  Early  Redemption  Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
             Liquidation Amount after subtracting the amount on deposit in the Series
             2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q)     failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
             date occurring five Business Days after the date such deposit is required           __No__
             by the Interest Deposit Agreement to be made

               In  the  case of any event described in  clauses (A), (B) or (G) above, an
         Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after  the  applicable  grace period described in those clauses, if  any, either  the  Indenture  Trustee  or  Series  2004-1  Noteholders  holding
         Series 2004-1 Notes  evidencing  more  than  50% of the  Series 2004-1 Outstanding
         Principal  Amount  by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that  an  Early  Redemption  Event  has  occurred  as  of the date of that notice.
         In the  case  of any  Early  Redemption  Event  that is also an Early Amortization
         Event as  described in the  Series Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series 2004-1  Notes  shall be deemed to have occurred without any notice or other action  on  the  part  of the  Indenture Trustee or the  Series 2004-1 Noteholders
         immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                          Exhibit 20.4(B)
                                                        Series 2005-1 Notes

5.34     The percentages and all other information calculated pursuant to the
         Definition at Early Redemption Events as specified in Section 1.01 of
         The Series 2005-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2005-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)      failure on  the  part  of  the  Seller (i) to  make  any  payment, distribution or deposit  required  under  the  Pooling  and Servicing Agreement or the Series
              Supplement  within  five  Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2005-1    __No__
              Noteholders  and  which  continues  unremedied  for a period of 60 days after written  notice  of  such  failure shall have been given to the Seller by the
              Indenture  Trustee  or to  the Seller and the Indenture Trustee by any Holder
              of the Series 2005-1 Notes;

(B)      any representation  or  warranty  made  by  the  Seller  pursuant  to the  Pooling and  Servicing  Agreement  or  any  information  contained in the schedule of
              Dealer  Notes  delivered  thereunder  or the Series Supplement shall prove to have  been  incorrect  in  any  material respect when made or when delivered, which  representation,  warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty  or  schedule  to be incorrect,  continues  to  be  incorrect  or  uncured in any material respect
              for  a  period  of 60  days  after  written notice of such incorrectness shall     __No__
              have been given to the  Seller  by the Indenture Trustee or to the Seller and
              the Indenture  Trustee  by  any  Holder  of  the Series 2005-1 Notes and as a
              result of which the interests of the Series 2005-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not be  deemed  to  occur  if  the  Seller  has repurchased the related Dealer Notes  or all such  Dealer  Notes, if  applicable, during such period  in  accordance  with  the  provisions  of the  Pooling  and Servicing
              Agreement;

(C)      any of  the  Seller, ITEC, NIC or  NFC  shall  file  a  petition  commencing a voluntary  case  under  any  chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization,
              arrangement,  adjustment or  composition   under  any  other  similar applicable
              federal  law, or  shall  consent  to the  filing of any such petition, answer or consent;  or  the  Seller,  ITEC,  NIC or  NFC shall  appoint, or  consent  to
              the  appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee,   __No__
              sequestrator  or  other  similar  official  in  bankruptcy  or  insolvency of it or  of  any  substantial  part  of  its  property;  or  the  Seller,  ITEC,  NIC or  NFC  shall  make  an  assignment  for  the  benefit of  creditors, or shall admit  in  writing its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any of  the  Seller,  ITEC,  NIC  or NFC shall have  been  entered  by a court  having jurisdiction in the premises under any chapter  of the  federal  bankruptcy  laws, and  such order shall have continued  undischarged  or unstayed for a period of 120 days; or a decree or order by  a court  having  jurisdiction in the premises shall have been entered  approving as  properly  filed  a petition seeking reorganization, arrangement,  adjustment, or  composition  of the Seller, ITEC, NIC or NFC under  any  other similar applicable federal law, and such decree or order
              shall  have  continued  undischarged  or unstayed for a period of 120 days;        __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee, assignee, sequestrator or other  similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of  any  substantial  part of  their property, or for the winding up or liquidation of their affairs, shall have been entered, and  such  decree  or order  shall have  remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall  become legally unable for any reason to transfer Dealer Notes
              to the Master  Trust  in accordance with the provisions of the Pooling and         __No__
              Servicing Agreement;

(F)      on any Transfer  Date, after  giving effect  to  allocations  to be made on that
               Transfer Date (including payments to be made on the related Payment Date), the  Series  2005-1  Target  Overcollateralization  Amount  exceeds  the
               Series  2005-1  Overcollateralization  Amount  by more  than  the
               Series  2005-1  Overcollateralization  Amount Shortfall Trigger; provided,
               however, that if  such  shortfall was  caused by an  Excess Cash Collateral        __No__
               Event, the Seller  shall  have a  six month  period  during which an Early
               Redemption  Event  shall not occur if the foregoing condition is satisfied by  calculating  the  Series  2005-1  Nominal  Liquidation  Amount  after subtracting  the amount on  deposit in the Series 2005-1 Principal Funding
               Account in respect of the Series 2005-1 Notes;

(G)      any Servicer Termination  Event shall  occur (i) which  would  have a  material
              adverse  effect on  the Series 2005-1 Noteholders  and (ii) for  which the          __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date,  as of the  last day of the  preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer  Notes  held  by  the  Master  Trust  on  that  last  day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

               Used Financed Vehicle Ratio: 4.52%

(I)      on any  Determination  Date,  the  quotient  of (i)  the product of (a) the sum of Dealer Note Collections for each of the related  Due Period and the two immediately preceding Due  Periods and (b) four, divided by (ii) the daily average  principal  amount of  Dealer  Notes  outstanding  during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:  3.86

(J)      the Series 2005-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer  becomes an "investment company"  within  the  meaning of the
              Investment  Company  Act of 1940, as amended, and is not exempt from                __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery  by the Seller to the  Master Trust  Trustee of  a  notice stating
              that the Seller  shall no longer continue to sell Dealer Notes to the Master        __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage  Differential  shall be  equal to or  less  than  negative two  percent (-2%) on  each  of  three  consecutive  Determination  Dates;
              Average  Coverage  Differential  shall  be equal to or  less than negative
              Two percent (-2.00%) on each of three consecutive Determination Dates?              __No__

                           2 Months Past:            3.33%
                           1 Month Past:             3.78%
                           Current Month:            3.50%

(O)       on any  Determination  Date,  the  quotient  of (i) the  sum  of  Dealer  Note
               Losses for each of the related Due Period and the five immediately preceding
               Due Periods and (ii) the sum of Principal Collections for each of the related
               Due  Period  and  the  five  immediately  preceding  Due Periods,  is greater than or equal to one percent (1%);
               Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P)        at the end of  any Due  Period, the  Seller's  Invested  Amount  is  reduced to an  amount  less  than  the Minimum Seller's Invested Amount and  the Seller has failed to assign additional Dealer Notes to the Master Trust  or deposit cash  into  the Excess Funding Account, the Series 2005-1 Principal  Funding
              Account  or any  other  principal funding account with respect to  any other series in the  amount of such deficiency within ten Business Days  following
              the end  of such  Due Period; provided, however, that if such  deficiency was       __No__
              caused  by an  Excess  Cash  Collateral  Event, the  Seller shall have a six month  period  during which  an  Early  Redemption Event shall  not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
              Liquidation Amount after  subtracting the  amount on  deposit  in the Series
              2005-1 Principal Funding Account in respect of the  Series 2005-1 Notes; and

(Q)        failure on the part of ITEC to make a deposit in the Interest Deposit  Account required by the terms of the Interest Deposit  Agreement on or  before the
               date occurring five Business Days after the  date such deposit is  required        __No__
               by the Interest Deposit Agreement to be made

               In the case of any event described in clauses (A), (B) or (G) above, an Early
         Redemption  Event  with  respect  to Series  2005-1 Notes  shall  be deemed  to have occurred only if, after the applicable grace  period  described  in  those  clauses, if  any, either  the  Indenture  Trustee  or  Series  2005-1  Noteholders  holding
         Series  2005-1  Notes  evidencing  more  than  50% of the Series 2005-1 Outstanding
         Principal  Amount  by  written  notice to the Seller, the Servicer, the Master Trust
         Trustee  and,  if given by Series 2005-1 Noteholders, the Indenture Trustee, declare that  an E arly  Redemption  Event  has  occurred  as  of  the date of that notice.
         In the  case of any  Early  Redemption  Event  that  is  also an  Early Amortization
         Event as  described in  the  Series Supplement or any  event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series  2005-1  Notes  shall  be deemed to have occurred without any notice or other action  on  the  part  of  the  Indenture  Trustee or the  Series 2005-1 Noteholders
         immediately upon the occurrence of that event.

====================================================================================================================================

                                                           EXHIBIT 20.5
                                             Navistar Financial Dealer Note Master Trust
                                                           Series Data
                                             for the June 27, 2005 Distribution Date

                                                                       Series
                                                      1998-1           2000-1          2003-1          2004-1

 1. Aggregate amount of Collections                  42,350,747.45   42,365,414.45   42,365,414.45   84,730,828.91
    Aggregate amount of Interest Collections          1,223,037.73    1,223,461.30    1,223,461.30    2,446,922.59
    Aggregate amount of Principal Collections        41,127,709.71   41,141,953.16   41,141,953.16   82,283,906.31
    Allocation From / (To) Other Series                       0.00            0.00            0.00            0.00

 2. Series Allocation Percentage                       15.3813373%     15.3866642%     15.3866642%     30.7733284%
    Floating Allocation Percentage                          84.30%          89.33%          89.33%          89.33%
    Principal Allocation Percentage *                        0.00%          89.33%           0.00%          89.33%

 3. Total amount Distributed                            596,178.00  212,652,738.68      669,055.35    1,272,844.02

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                          0.00  212,000,000.00            0.00            0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates              596,178.00      652,738.68      669,055.35    1,272,844.02

 6. Gross Dealer Note Losses                                  0.00            0.00            0.00            0.00

 7. Recoveries on Dealer Note Losses                          0.00            0.00            0.00            0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries 0.00            0.00            0.00            0.00
    - Investor portion of Dealer Note Losses/(Recoveries)     0.00            0.00            0.00            0.00
    - Seller portion of Dealer Note Losses/(Recoveries)       0.00            0.00            0.00            0.00

 9. Draw Amount                                               0.00            0.00            0.00            0.00

10. Investor Charge Offs                                      0.00            0.00            0.00            0.00

11. Reimbursement of Investor Charge Offs                     0.00            0.00            0.00            0.00

12. Monthly Servicing Fee
    -   Series Allocation - Servicing Fee               168,475.53      168,533.88      168,533.88      337,067.76
    -   Investor Servicing Fee                          142,024.87      150,551.32      150,551.32      301,102.63
    -   Seller Servicing Fee                             26,450.66       17,982.56       17,982.56       35,965.13

13. Controlled Amortization Amount                            0.00  106,000,000.00            0.00            0.00

14. Invested Amount prior to Distribution Date      200,000,000.00  212,000,000.00  212,000,000.00  424,000,000.00
    Invested Amount after Distribution Date         200,000,000.00            0.00  212,000,000.00  424,000,000.00

15. Invested Amount                                 200,000,000.00            0.00  212,000,000.00  424,000,000.00
    Available Subordinated Amt/Overcollateralization 31,000,000.00            0.00   19,080,000.00   38,160,000.00
    Negative Carry Subordinated Amount                          NA              NA              NA              NA
    Other                                                        0               0               0               0
    Adjusted Invested Amount                        231,000,000.00            0.00  231,080,000.00  462,160,000.00

    Required Excess Seller's Interest **              6,000,000.00            0.00    6,360,000.00   12,720,000.00

16. Beginning Spread Account Balance                  2,500,000.00    2,650,000.00    2,650,000.00    5,300,000.00
        Withdrawals from Spread Account (-) Interest     (5,867.31)  (2,656,017.86)      (6,216.42)     (11,382.74)
        Deposits to Spread Account (+) Interest           5,867.31        6,017.86        6,216.42       11,382.74
    Spread Account balance as of the close of
    business on the Distribution date                 2,500,000.00            0.00    2,650,000.00    5,300,000.00

17. Series Principal Acct Balance as of the end
        of Due Period                                         0.00            0.00            0.00            0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days
                                 60 - 89 Days
                                    90+  Days

19. Master Trust Receivables Balance

    *   Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

                                                         EXHIBIT 20.5 (Con't)
                                             Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                               for the June 27, 2005 Distribution Date

                                                    2000-VFC-KHFC      2000-VFC-Liberty         Total
                                                                        Street Funding
 1. Aggregate amount of Collections                     31,763,060.65       31,763,060.65     275,338,526.57
    Aggregate amount of Interest Collections               917,278.30          917,278.30       7,951,439.52
    Aggregate amount of Principal Collections           30,845,782.35       30,845,782.35     267,387,087.05
    Allocation From / (To) Other Series                          0.00                0.00               0.00

 2. Series Allocation Percentage                          11.5360030%         11.5360030%          100.0000%
    Floating Allocation Percentage                             84.30%              84.30%        N/A
    Principal Allocation Percentage *                           0.00%               0.00%        N/A

 3. Total amount Distributed                               357,353.68          355,380.51     215,903,550.24

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                             0.00                0.00     212,000,000.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                 357,353.68          355,380.51       3,903,550.24

 6. Gross Dealer Note Losses                                     0.00                0.00               0.00

 7. Recoveries on Dealer Note Losses                             0.00                0.00               0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries) 0.00                0.00               0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)     0.00                0.00               0.00
    - Seller portion of Dealer Note Losses / (Recoveries)        0.00                0.00               0.00

 9. Draw Amount                                                  0.00                0.00               0.00

10. Investor Charge Offs                                         0.00                0.00               0.00

11. Reimbursement of Investor Charge Offs                        0.00                0.00               0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                126,356.65          126,356.65       1,095,324.35
    -   Investor Servicing Fee                             106,518.66          106,518.66         957,267.44
    -   Seller Servicing Fee                                19,837.99           19,837.99         138,056.91

13. Controlled Amortization Amount                               0.00                0.00     106,000,000.00

14. Invested Amount prior to Distribution Date         150,000,000.00      150,000,000.00   1,348,000,000.00
    Invested Amount after Distribution Date            150,000,000.00      150,000,000.00   1,136,000,000.00

15. Invested Amount                                    150,000,000.00      150,000,000.00   1,136,000,000.00
    Available Subordinated Amt/Overcollateralization    23,250,000.00       23,250,000.00     134,740,000.00
    Negative Carry Subordinated Amount                             NA                  NA               0.00
    Other                                                           0                   0               0.00
    Adjusted Invested Amount                           173,250,000.00      173,250,000.00   1,270,740,000.00

    Required Excess Seller's Interest **                 4,500,000.00        4,500,000.00      34,080,000.00

16. Beginning Spread Account Balance                     1,875,000.00        1,875,000.00      16,850,000.00
        Withdrawals from Spread Account (-)Interest        (3,865.92)          (3,865.92)     (2,687,216.17)
        Deposits to Spread Account   (+)Interest            3,865.92            3,865.92          37,216.17
    Spread Account balance as of the close of
    business on the Distribution date                    1,875,000.00        1,875,000.00      14,200,000.00

17. Series Principal Account Balance as of the
        end of Due Period                                        0.00                0.00               0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days                                                        0.0165%
                                 60 - 89 Days                                                        0.0098%
                                    90+  Days                                                        0.0338%

19. Master Trust Receivables Balance                                                       $1,314,389,228.38

    *   Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

====================================================================================================================================